UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2014

Commission file number 333-192961

Pentair plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

P.O. Box 471, Sharp Street, Walkden, Manchester M28 8BU United Kingdom

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: +44-161-703-1885

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into a Material Definitive Agreement.

Credit Agreement

In anticipation of the change of jurisdiction of organization of Pentair Ltd. (“Pentair-Switzerland”) from Switzerland to Ireland pursuant to a merger (the “Merger”) of Pentair-Switzerland with and into Pentair plc, an Irish public limited company and subsidiary of Pentair-Switzerland (“Pentair-Ireland”), on May 20, 2014, Pentair-Ireland and Pentair Investments Switzerland GmbH, a Swiss company that will be a subsidiary of Pentair-Ireland and the parent of PFSA (as defined below) after the Merger (“SwissCo”), entered into an Assumption and Accession Agreement, dated as of May 20, 2014 (the “Accession Agreement”), to acknowledge that, effective upon the Merger (the “Effective Time”), Pentair-Ireland will assume all of Pentair-Switzerland’s obligations as a guarantor, and SwissCo will become an additional guarantor, under the Credit Agreement, dated as of September 21, 2012, among Pentair Finance S.A., a Luxembourg public limited liability company and subsidiary of Pentair-Switzerland (“PFSA”), Pentair-Switzerland, various affiliates of Pentair-Switzerland and the financial institutions party thereto, as amended.

The foregoing is a summary of the terms of the Accession Agreement and is qualified in its entirety by reference to the Accession Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Supplemental Indentures

In anticipation of the change of jurisdiction of organization of Pentair-Switzerland from Switzerland to Ireland pursuant to the Merger, on May 20, 2014:

•	Pentair, Inc., a Minnesota corporation and subsidiary of Pentair-Switzerland (“Pentair, Inc.”), Pentair-Switzerland, SwissCo, Pentair-Ireland and Wells Fargo Bank, National Association, as trustee (“Trustee”), entered into a Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to the Senior Indenture, dated as of May 2, 2011, between Pentair, Inc. and Trustee, providing that, effective upon the Merger, Pentair-Ireland will assume Pentair-Switzerland’s obligations as a guarantor, and SwissCo will be added as an additional guarantor, under the $127 million aggregate principal amount of outstanding Pentair, Inc. senior notes.

•	On May 20, 2014, PFSA, Pentair-Switzerland, SwissCo, Pentair-Ireland and Trustee entered into the Sixth Supplemental Indenture, dated as of May 20, 2014 (the “Sixth Supplemental Indenture”) to that certain Senior Indenture, dated as of September 24, 2012, between PFSA and Trustee providing that, effective upon the Merger, Pentair-Ireland will assume Pentair-Switzerland’s obligations as a guarantor, and SwissCo will be added as an additional guarantor, under the $1,873 million aggregate principal amount of outstanding PFSA senior notes.

The foregoing is a summary of the terms of the Fifth Supplemental Indenture and the Sixth Supplemental Indenture and is qualified in its entirety by reference to such Supplemental Indentures which are filed as Exhibits 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Director and Officer Indemnification Agreements

On May 19, 2014, the board of directors of Pentair-Ireland approved a form of Deed of Indemnification (the “Deed of Indemnification”) between Pentair-Ireland and each of its directors and executive officers (the “Covered Persons”) effective as of the Effective Time. In addition, the board of directors of Pentair Management Company, a Delaware corporation that will become a subsidiary of Pentair-Ireland at the Effective Time (“Pentair Management”), approved a form of Indemnification Agreement between Pentair Management and each of the Covered Persons effective as of the Effective Time (the “Indemnification Agreement,” and, together with the Deed of Indemnification, the “Indemnification Agreements”). Pentair-Ireland expects its directors and executive officers will execute the Indemnification Agreements prior to the Effective Time substantially in the forms approved.

The Indemnification Agreements provide that if a Covered Person was, is or is threatened to be made a party to or is otherwise involved in a proceeding by reason of being a director or officer of Pentair-Ireland, then Pentair-Ireland and Pentair Management will indemnify the Covered Person against all expenses, liability or loss to the fullest extent permitted by law. A Covered Person will not be entitled to indemnification in connection with a proceeding initiated by a Covered Person against Pentair-Ireland except in certain circumstances set forth in the Indemnification Agreements. If a Covered Person is made or threatened to be made a party to a proceeding by reason of being a director or officer, then the Covered Person will be entitled to advancement of reimbursement by Pentair-Ireland and Pentair Management of reasonable expenses upon receipt of a written affirmation by the Covered Person of a good faith belief that the criteria for indemnification pursuant to the Indemnification Agreements have been satisfied and a written undertaking by the Covered Person to repay all amounts paid or reimbursed by Pentair-Ireland or Pentair Management if it is ultimately determined that such criteria for indemnification have not been satisfied. No indemnification will be paid pursuant to the Indemnification Agreements (1) on account of any proceeding in which judgment is rendered against a Covered Person for an accounting of profits from the purchase or sale of securities of Pentair-Ireland pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or (2) if a court finally determines that the Covered Person has committed a breach of statutory duties to Pentair-Ireland for which such indemnification would be invalid under applicable law.

The foregoing is a summary of the terms of the Indemnification Agreements and is qualified in its entirety by reference to the Deed of Indemnification and the Indemnification Agreement filed as Exhibits 10.15 and 10.16, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above under the headings “Credit Agreement” and “Supplemental Indentures” is incorporated by reference herein.

ITEM 3.03	Material Modification to Rights of Security Holders.

On May 20, 2014, the shareholders of Pentair-Ireland adopted amended and restated articles of association (the “Amended and Restated Articles of Association”), thereby modifying the rights of the holders of ordinary shares of Pentair-Ireland. A description of the ordinary shares of Pentair-Ireland and the rights of holders of Pentair-Ireland ordinary shares under the Amended and Restated Articles of Association can be found in Pentair-Ireland’s Registration Statement on Form S-4 (Reg. No. 333-192961) filed with the Securities and Exchange Commission (“SEC”) on December 19, 2013, as amended, under the captions “Description of the Ordinary Shares” “Comparison of Rights of Shareholders” and is incorporated by reference herein. The foregoing is a summary of the terms of the Amended and Restated Articles of Association and is qualified in its entirety by reference to the Amended and Restated Articles of Association filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

On May 19, 2014, Angela D. Lageson and Christopher R. Oster, the current directors of Pentair-Ireland, submitted resignations as directors of Pentair-Ireland effective as of the Effective Time.

Appointment of Directors

On May 19, 2014, the board of directors of Pentair-Ireland appointed the following persons to serve as directors of Pentair-Ireland as of the Effective Time, with terms expiring at Pentair-Ireland’s 2015 annual general meeting of shareholders. The following is a biographical summary for each of the directors of Pentair-Ireland as of the Effective Time (ages are as of March 24, 2014).

Glynis A. Bryan, director of Pentair-Switzerland since 2003, age 55. Ms. Bryan serves as the Chair of Pentair-Switzerland’s Governance Committee. Since 2007, Ms. Bryan has been the Chief Financial Officer of Insight Enterprises, Inc., a leading provider of information technology products and solutions to clients in North America, Europe, the Middle East and the Asia-Pacific region. Between 2005 and 2007, Ms. Bryan was the Executive Vice President and Chief Financial Officer of Swift Transportation Co., a holding company which operates the largest fleet of truckload carrier equipment in the United States. Between 2001 and 2005, Ms. Bryan was the Chief Financial Officer of APL Logistics, the supply-chain management arm of Singapore-based NOL Group, a logistics and global transportation business. Prior to joining APL, Ms. Bryan spent 16 years with Ryder System, Inc., a truck leasing company, where she held a series of progressively responsible positions in finance. In her last assignment, Ms. Bryan was Senior Vice President of Ryder Capital Services, where she led the development of the firm’s capital services business. In 1999 and 2000, Ms. Bryan served as Senior Vice President and Chief Financial Officer of Ryder Transportation Services.

Jerry W. Burris, director of Pentair-Switzerland since 2007, age 50. Mr. Burris served as President and Chief Executive Officer of Associated Materials Group, Inc., a manufacturer of professionally installed exterior building products, from 2011 until 2014. Between 2008 and 2011, he was President, Precision Components of Barnes Group Inc. From 2006 until 2008, Mr. Burris was the President of Barnes Industrial, a global precision components business within Barnes Group. Prior to joining Barnes Group, Mr. Burris worked at General Electric Company, a multinational technology and services conglomerate, where he served as president and chief executive officer of Advanced Materials Quartz and Ceramics in 2006. From 2003 to 2006, Mr. Burris was the general manager of global services for GE Healthcare. From 2001 to 2003, he led the integration of global supply chain sourcing for the Honeywell integration and served as the general manager of global sourcing for GE Industrial Systems. Mr. Burris first joined General Electric Company in 1986 in the GE Corporate Technical Sales and Marketing Program.

Carol Anthony (John) Davidson, director of Pentair-Switzerland since 2012, age 58. From 2004 until 2012, Mr. Davidson was Senior Vice President, Controller and Chief Accounting Officer of Tyco International Ltd., a provider of diversified industrial products and services. Between 1997 and 2004, Mr. Davidson held a variety of leadership roles at Dell Inc., a computer and technology services company, including the positions of Vice President, Audit, Risk and Compliance, and Vice President, Corporate Controller. From 1981 to 1997, Mr. Davidson held a variety of accounting and financial leadership roles at Eastman Kodak Company, a provider of imaging technology products and services. Since 2010, Mr. Davidson has also been a director of DaVita HealthCare Partners Inc., a provider of kidney dialysis services. Mr. Davidson is a member of the Board of Trustees of the Financial Accounting Foundation which oversees financial accounting and reporting standards setting processes for the United States, including oversight of the Financial Accounting Standards Board (FASB). Mr. Davidson also serves on the Board of Governors of the Financial Industry Regulatory Authority.

T. Michael Glenn, director of Pentair-Switzerland since 2007, age 58. Since 1998, Mr. Glenn has been the Executive Vice President—Market Development and Corporate Communications of FedEx Corporation, a global provider of supply chain, transportation, business and related information services. Since 2000, Mr. Glenn has also served as President and Chief Executive Officer of FedEx Corporate Services, responsible for all marketing, sales, customer service and retail operations functions for all FedEx Corporation operating companies including FedEx Office. From 1994 to 1998, Mr. Glenn was Senior Vice President—Marketing and Corporate Communications of FedEx Express. Mr. Glenn is also a director of Level 3 Communications, Inc. and was formerly a director of Deluxe Corporation from 2004 to 2006 and Renasant Corporation from 2008 to 2012.

David H. Y. Ho, director of Pentair-Switzerland since 2007, age 54. Mr. Ho is Chairman and founder of Kiina Investment Limited, a venture capital firm that invests in start-up companies in the technology, media, and telecommunications industries, and has significant executive experience with global technology companies. From 2007 until his retirement in 2008, he served as the Chairman of the Greater China Region for Nokia Siemens Networks, a telecommunications infrastructure company that is a joint venture between Finland-based Nokia Corporation and Germany-based Siemens AG. Between 2002 and 2007, Mr. Ho served in various capacities for Nokia China Investment Limited, the Chinese operating subsidiary of Nokia Corporation, a multinational telecommunications company. Between 1983 and 2001, Mr. Ho held various senior positions with Nortel Networks and Motorola Inc. in Canada and China. Mr. Ho is also a director of Air Products and Chemicals, Inc. (since 2013), China Ocean Shipping Company, a Chinese state owned enterprise (since 2012), Triquint Semiconductor (since 2010) and Dong Fang Electric Corporation, a Chinese state owned enterprise (since 2009), and was a director of 3Com Corporation from 2008 through 2010, Owens-Illinois Inc. from 2008 to 2012 and Sinosteel Corporation from 2008 until 2012.

Randall J. Hogan, director of Pentair-Switzerland since 1999, age 58. Since January 1, 2001, Mr. Hogan has been Pentair-Switzerland’s Chief Executive Officer. Mr. Hogan became Chairman of the Pentair-Switzerland board of directors on May 1, 2002. From December 1999 through December 2000, Mr. Hogan was Pentair-Switzerland’s President and Chief Operating Officer. From March 1998 to December 1999, he was Executive Vice President and President of Pentair-Switzerland’s Electrical and Electronic Enclosures Group. From 1995 to 1997, he was President of the Carrier Transicold Division of United Technologies Corporation, a leader in the transport refrigeration and air conditioning business. From 1994 until 1995, he was Vice President and General Manager of Pratt & Whitney Industrial Turbines. From 1988 until 1994, he held various executive positions at General Electric Company in a variety of functions such as marketing, product management and business development and planning. From 1981 until 1987, he was a consultant at McKinsey & Company where he led major global engagements on strategy, operations and organization for clients in the manufacturing, energy, chemical, electronics and engineering services industries. Mr. Hogan also served as a director of Unisys Corporation from 2004 to 2006. Mr. Hogan is also a director of Covidien plc.

David A. Jones, director of Pentair-Switzerland since 2003, age 64. Mr. Jones serves as the Chair of Pentair-Switzerland’s Compensation Committee. Since 2008, Mr. Jones has been Senior Advisor to Oak Hill Capital Partners, a private equity firm. In 2010, Mr. Jones was appointed to the board of directors of Dave & Buster’s Holdings, Inc., an owner and operator of high-volume restaurant/entertainment venues, and to the board of directors as the lead director of The Hillman Group, Inc., a distributor of fasteners, key duplication systems, engraved tags and related hardware items and in 2012, Mr. Jones was appointed to the board of directors of Earth Fare, Inc., one of the largest natural food retailers in the U.S., all of which are privately owned by Oak Hill Capital Partners. Between 1996 and 2007, Mr. Jones was Chairman and Chief Executive Officer of Spectrum Brands, Inc. (formerly Rayovac Corporation), a global consumer products company with major businesses in batteries, lighting, shaving/grooming, personal care, lawn and garden, household insecticide and pet supply product categories. From 1996 to 1998, he also served Rayovac as President. After Mr. Jones was no longer an executive officer of Spectrum Brands, it filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in March 2009 and exited from bankruptcy proceedings in August 2009. From 1995 to 1996, Mr. Jones was Chief Operating Officer, Chief Executive Officer, and Chairman of the board of directors of Thermoscan, Inc. From 1989 to 1994, he served as President and Chief Executive Officer of The Regina Company. Mr. Jones also served as a director of Simmons Bedding Company from 2000 to 2010, as a director of Spectrum Brands from 1996 to 2007, and as a director of Tyson Foods, Inc. from 1999 to 2005.

Ronald L. Merriman, director of Pentair-Switzerland since 2004, age 69. Mr. Merriman serves as the Chair of Pentair-Switzerland’s Audit and Finance Committee. He is the retired Vice Chair of KPMG, a global accounting and consulting firm, where he served from 1967 to 1997 in various positions, including as a member of the Executive Management Committee. He also served as Executive Vice President of Ambassador International, Inc., a publicly-traded travel services business, from 1997 to 1999; Executive Vice President of Carlson Wagonlit Travel, a global travel management firm, from 1999 to 2000; Managing Director of O’Melveny & Myers LLP, a global law firm, from 2000 to 2003; and Managing Director of Merriman Partners, a management advisory firm, from 2004 to 2010. He is also a director of Aircastle Limited, Realty Income Corporation and Haemonetics Corporation.

William T. Monahan, director of Pentair-Switzerland since 2001, age 66. Mr. Monahan serves as Pentair-Switzerland’s Lead Director and will serve as Pentair-Ireland’s Lead Director. In 2006, Mr. Monahan served as a director and the Interim Chief Executive Officer of Novelis, Inc., a global leader in aluminum rolled products and aluminum can recycling. From 1995 to 2004, Mr. Monahan was Chairman of the board of directors and Chief Executive Officer of Imation Corp., a manufacturer of magnetic and optical data storage media. He was involved in worldwide marketing with Imation and prior to that 3M Company. Mr. Monahan is also a director of The Mosaic Company and was formerly a director of Hutchinson Technology, Inc. from 2000 to 2013, Solutia Inc. from 2008 to 2012 and Novelis, Inc. from 2005 to 2007.

Billie Ida Williamson, director of Pentair-Switzerland since May 2014, age 61. Ms. Williamson has over three decades of experience auditing public companies as an employee and partner of Ernst & Young LLP. From 1998 until December 2011, Ms. Williamson served Ernst & Young as a Senior Assurance Partner. Ms. Williamson was also Ernst & Young’s Americas Inclusiveness Officer, a member of its Americas Executive Board, which functions as the Board of Directors for Ernst & Young dealing with strategic and operational matters, and a member of the Ernst & Young U.S. Executive Board responsible for partnership matters for the firm. Previously, Ms. Williamson served as Senior Vice President, Finance and Corporate Controller of Marriott International, Inc., a leading global hospitality company, from 1996 to 1998. Prior to joining Marriott, Ms. Williamson served for 3 years as Chief Financial Officer of AMX Corporation, a technology company focused on automation and control of work and home environments. Ms. Williamson currently also serves as a board member of Annie’s, Inc., where she is also a member of its audit and compensation committees, Exelis Inc., where she is also a member of its audit and nominating and governance committees, and Energy Futures Holdings Corp., where she also serves as chair of the audit committee.

Effective with his appointment to the Pentair-Ireland board of directors, Mr. Hogan will serve as Chairman of the Pentair-Ireland board of directors. At the Effective Time, the audit and finance committee of the Pentair-Ireland board of directors will be comprised of Mr. Merriman, as chair, Mr. Burris, Mr. Ho and Ms. Williamson; the compensation committee of the Pentair-Ireland board of directors will be comprised of Mr. Jones, as chair, Ms. Bryan, Mr. Glenn and Mr. Monahan; and the governance committee of the Pentair-Ireland board of directors will be comprised of Ms. Bryan as chair, Mr. Glenn, Mr. Jones and Mr. Monahan.

Compensation of Pentair-Ireland Directors

Following the Effective Time, the compensation of the Pentair-Ireland directors will be identical to the compensation of the Pentair-Switzerland directors prior to the Effective Time. Information concerning the compensation of the Pentair-Switzerland directors can be found in Pentair-Switzerland’s definitive proxy statement for its 2014 annual general meeting of shareholders filed with the SEC on March 24, 2014 under the caption “Director Compensation” and is incorporated by reference herein.

Appointment of Officers

On May 19, 2014, the board of directors of Pentair-Ireland appointed the following persons to serve as executive officers of Pentair-Ireland as of the Effective Time. The following is a biographical summary for each of such executive officers of Pentair-Ireland as of the Effective Time (all ages are as of February 25, 2014).

Randall J. Hogan—Mr. Hogan, age 58, will serve as Pentair-Ireland’s Chief Executive Officer and the Chairman of Pentair-Ireland’s board of directors. Mr. Hogan currently serves as the Chief Executive Officer of Pentair-Switzerland and Chairman of Pentair-Switzerland’s board of directors, positions he has held since January 2001 and May 1, 2002, respectively. From December 1999 to December 2000, Mr. Hogan was President and Chief Operating Officer of Pentair-Switzerland and from March 1998 to December 1999 he served as Executive Vice President and President of Pentair-Switzerland’s Electrical and Electronic Enclosures Group. Prior to joining Pentair-Switzerland, Mr. Hogan was President of United Technologies Carrier Transicold from 1995 to 1997, Vice President and General Manager of Pratt & Whitney Industrial Turbines from 1994 to 1995, held various executive positions at General Electric from 1988 to 1994 and was a consultant for McKinsey & Company from 1981 to 1987.

John L. Stauch—Mr. Stauch, age 49, will serve as Pentair-Ireland’s Executive Vice President and Chief Financial Officer. Mr. Stauch currently serves as Executive Vice President and Chief Financial Officer of Pentair-Switzerland, a position he has held since February 2007. Prior to joining Pentair-Switzerland, Mr. Stauch served as Chief Financial Officer of the Automation and Control Systems unit of Honeywell International Inc. from July 2005 to February 2007, Vice President, Finance and Chief Financial Officer of the Sensing and Controls unit of Honeywell International Inc. from January 2004 to July 2005, Vice President, Finance and Chief Financial Officer of the Automation & Control Products unit of Honeywell International Inc. from July 2002 to January 2004, Chief Financial Officer and IT Director of PerkinElmer Optoelectronics, a unit of PerkinElmer, Inc. from April 2000 to April 2002 and held various executive, investor relations and managerial finance positions with Honeywell International Inc. and its predecessor AlliedSignal Inc. from 1994 to 2000.

Frederick S. Koury—Mr. Koury, age 53, will serve as Pentair-Ireland’s Senior Vice President, Human Resources. Mr. Koury currently serves as Senior Vice President, Human Resources of Pentair-Switzerland, a position he has held since August 2003. Prior to joining Pentair-Switzerland, Mr. Koury served as Vice President of Human Resources at Limited Brands from September 2000 to August 2003 and held various executive positions at PepsiCo, Inc. from June 1985 to September 2000.

Angela D. Lageson—Ms. Lageson, age 45, will serve as Pentair-Ireland’s Senior Vice President, General Counsel and Secretary. Ms. Lageson currently serves as Senior Vice President, General Counsel and Secretary of Pentair-Switzerland, a position she has held since February 2010. From November 2002 to February 2010, Ms. Lageson served as Assistant General Counsel of Pentair-Switzerland. Prior to joining Pentair-Switzerland, Ms. Lageson was a Shareholder and Officer of the law firm of Henson & Efron, P.A. from January 2000 to 2002 and was an Associate Attorney in the law firm of Henson & Efron, P.A. from October 1996 to January 2000 and in the law firm of Felhaber Larson Fenlon & Vogt, P.A. from 1992 to 1996.

Todd R. Gleason—Mr. Gleason, age 45, will serve as Pentair-Ireland’s Senior Vice President, Growth. Mr. Gleason currently serves as the Senior Vice President, Growth of Pentair-Switzerland, a position he has held since 2013. At Pentair-Switzerland, Mr. Gleason also served as President, Integration and Standardization from 2012 to 2013, Vice President, Marketing & Strategy from 2010 to 2012 and Vice President, Investor Relations and Business Analysis and Planning from 2007 to 2010. Prior to joining Pentair-Switzerland, Mr. Gleason served as the Director of Investor Relations with American Standard (now Ingersoll Rand) from 2005 to 2007 and in business leadership positions with Honeywell International Inc. and its predecessor AlliedSignal Inc., from 1998 to 2005.

Michael G. Meyer—Mr. Meyer, age 55, will serve as Pentair-Ireland’s Vice President, Treasurer. Mr. Meyer currently serves as Vice President, Treasurer for Pentair-Switzerland, a position he has held since April 2004. At Pentair-Switzerland, Mr. Meyer also served as Treasurer from January 2002 to March 2004 and Assistant Treasurer from September 1994 to December 2001. Prior to joining Pentair-Switzerland, Mr. Meyer held various executive positions with Federal-Hoffman, Inc. (a former subsidiary of Pentair-Switzerland) from August 1985 to August 1994.

Mark C. Borin—Mr. Borin, age 46, will serve as Pentair-Ireland’s Corporate Controller and Chief Accounting Officer. Mr. Borin currently serves as the Corporate Controller and Chief Accounting Officer of Pentair-Switzerland, a position he has held since March 2008. Prior to joining Pentair-Switzerland, Mr. Borin was a Partner in the audit practice of the public accounting firm KPMG LLP from June 2000 to March 2008 and held various positions in the audit practice of KPMG LLP from September 1989 to June 2000.

Karl R. Frykman—Mr. Frykman, age 53, will serve as Pentair-Ireland’s President, Aquatic Systems Global Business Unit. Mr. Frykman currently serves as the President, Aquatic Systems Global Business Unit of Pentair-Switzerland, a position he has held since 2007. At Pentair-Switzerland, Mr. Frykman also served as President of Aquatic Systems’ National Pool Tile group from 1998 to 2007. Prior to joining Pentair-Switzerland, Mr. Frykman served as Vice President of Operations for American Products, from 1995 to 1998, Vice President of Anthony Pools from 1990 to 1995 and Vice President of Poolsaver, from 1988 to 1990.

Netha N. Johnson—Mr. Johnson, 43, will serve as Pentair-Ireland’s President, Filtration & Process Global Business Unit. Mr. Johnson currently serves as the President, Filtration & Process Global Business Unit of Pentair-Switzerland, a position he has held since 2013. At Pentair-Switzerland, Mr. Johnson also served as President, Process Technologies business from 2010 to 2013. Prior to joining Pentair-Switzerland, Mr. Johnson was President and General Manager of Dyneon (a wholly owned subsidiary of 3M) from 2007 to 2010 and held various executive positions with Brooks Automation, Inc. from 1999 to 2004.

Alok Maskara—Mr. Maskara, 42 will serve as Pentair-Ireland’s President, Technical Solutions Global Business Unit. Mr. Maskara currently serves as the President, Technical Solutions Global Business Unit of Pentair-Switzerland, a position he has held since 2014. At Pentair-Switzerland, Mr. Maskara also served as President, Thermal Management business from 2012 to 2014, President, Water Purification business from 2011 to 2012 and President, Residential Filtration business from 2008 to 2011. Prior to joining Pentair-Switzerland, Mr. Maskara was General Manager of the Residential & Commercial water business at General Electric Corporation from 2006 to 2008, Manager Corporate Initiatives, General Electric Corporation from 2004 to 2006 and held various executive positions with McKinsey & Company from 2000 to 2004.

Phil Pejovich—Mr. Pejovich, 48 will serve as Pentair-Ireland’s President, Flow Technologies Global Business Unit. Mr. Pejovich currently serves as the President, Flow Technologies Global Business Unit of Pentair-Switzerland, a position he has held since 2014. At Pentair-Switzerland, Mr. Pejovick also served as President, Equipment Protection business from 2010 to 2014. Prior to joining Pentair-Switzerland, Mr. Pejovich held various executive positions within Whirlpool Corporation, including Business Strategy, North America Refrigeration and President, Whirlpool Greater China from 1999 to 2010 and Various executive positions at TRW, Inc., Electrospace, and E-Systems, (divisions of Raytheon Company) from 1987 to 1999.

Christopher Stevens—Mr. Stevens, 46 will serve as Pentair-Ireland’s President, Valves & Controls Global Business Unit. Mr. Stevens currently serves as the President, Valves & Controls Global Business Unit of Pentair-Switzerland, a position he has held since 2014. At Pentair-Switzerland, Mr. Stevens also served as Vice President of Product Management & Marketing, Valves & Controls business from 2012 to 2014. Prior to joining Pentair-Switzerland, Mr. Stevens served as General Manager of Global Mining for Tyco International’s Flow Control business from 2009 to 2012, Vice President of Strategy & Global Marketing for Tyco International’s Flow Control business from 2007 to 2009, Director, Strategy & Business Planning, Tyco Engineered Products & Services from 2005 to 2006, Vice President of Worldwide Strategic Sourcing at Fisher Scientific International from 2002 to 2005 and various business positions with McKinsey & Company, CSC Index and Westinghouse Electric from 1990 to 2002.

Compensation of Pentair-Ireland Executive Officers

Following the Effective Time, the compensation of the Pentair-Ireland executive officers will be identical to the compensation of the Pentair-Switzerland executive officers prior to the Effective Time. Information concerning the compensation of the Pentair-Switzerland named executive officers can be found in Pentair-Switzerland’s definitive proxy statement for its 2014 annual general meeting of shareholders filed with the SEC on March 24, 2014 under the caption “Executive Compensation” and is incorporated by reference herein.

Assumption of Compensation Plans and Outstanding Awards

On May 19, 2014, the board of directors of Pentair-Ireland approved the assumption by Pentair-Ireland, effective as of the Effective Time, of the following compensation plans or agreements of Pentair-Switzerland, amended as appropriate to reflect the Merger: the Pentair plc 2012 Stock and Incentive Plan (formerly known as the Pentair Ltd. 2012 Stock and Incentive Plan) (the “2012 Plan”), the Pentair plc 2008 Omnibus Stock Incentive Plan (formerly known as the Pentair Ltd. 2008 Omnibus Stock Incentive Plan) (the “2008 Plan”), the Pentair plc Omnibus Stock Incentive Plan (formerly known as the Pentair Ltd. Omnibus Stock Incentive Plan) (the “2004 Plan”), the Pentair plc Outside Directors Non-qualified Stock Option Plan (formerly known as the Pentair Ltd. Outside Directors Non-qualified Stock Option Plan) (the “Director Option Plan”), the Pentair plc Employee Stock Purchase and Bonus Plan (formerly known as the Pentair Ltd. Employee Stock Purchase and Bonus Plan) (the “ESPP”), the Pentair plc Compensation Plan for Non-Employee Directors (formerly known as the Pentair Ltd. Compensation Plan for Non-Employee Directors) (the “Director Compensation Plan”) and the Key Executive Employment and Severance Agreements then in effect between Pentair-Switzerland and certain of its executives, including its named executive officers. The 2012 Plan, the 2008 Plan, the 2004 Plan and the Director Option Plan are incentive compensation plans under which Pentair-Switzerland has made equity-based and other incentive awards to certain of its executives, including its named executive officers. After the Effective Time, Pentair-Ireland may make future equity-based and other incentive awards under the 2012 Plan to certain of its executives, including its named executive officers, but no new awards may be made under the 2008 Plan, the 2004 Plan or the Director Option Plan.

The board of directors of Pentair-Ireland also approved the assumption by Pentair-Ireland, effective as of the Effective Time, of all outstanding awards under the 2012 Plan, the 2008 Plan, the 2004 Plan and the Director Option Plan. All such equity-based awards relating to Pentair-Switzerland common shares will be converted on a one-for-one basis to relate to ordinary shares of Pentair-Ireland following the Merger.

Copies of the 2012 Plan, the 2008 Plan, the 2004 Plan, the Director Option Plan, the ESPP and the Director Compensation Plan as amended to reflect their adoption and assumption by Pentair-Ireland are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Adoption of Form Award Agreements

On May 19, 2014, the board of directors of Pentair-Ireland adopted the following form award agreements previously approved by Pentair-Switzerland for use in granting awards to employees under the 2012 Plan following the Effective Time:

•	Stock option grant agreement for use in granting options to purchase Pentair-Ireland ordinary shares. The stock options will vest and become exercisable on the basis of the recipient’s continuous service, subject to the terms of the 2012 Plan.

•	Restricted stock unit grant agreement for use in granting units representing the right to receive a payment equal to the fair market value of a Pentair-Ireland ordinary share, and accompanying dividend equivalent rights representing the right to receive payments equal to dividend declared on the shares subject to the restricted stock units. The restricted stock unit awards will vest on the basis of the recipient’s continuous service, subject to the terms of the 2012 Plan.

•	Performance unit grant agreement for use in granting units representing the right to receive a payment of a designated dollar value to the extent performance goals are achieved, subject to the terms of the 2012 Plan.

The foregoing description of these form award agreements is only a summary and is qualified in its entirety by reference to the copies of the agreements filed as Exhibits 10.7, 10.8 and 10.9, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

On May 19, 2014, the board of directors of Pentair-Ireland adopted the following form award agreements previously approved by Pentair-Switzerland for use in granting awards to non-employee directors under the 2012 Plan following the Effective Time:

•	Stock option grant agreement for use in granting options to purchase Pentair-Ireland ordinary shares. The stock options will vest and become exercisable on the basis of the recipient’s continuous service, subject to the terms of the 2012 Plan.

•	Restricted stock unit grant agreement for use in granting units representing the right to receive a payment equal to the fair market value of a Pentair-Ireland ordinary share, and accompanying dividend equivalent rights representing the right to receive payments equal to dividend declared on the shares subject to the restricted stock units. The restricted stock unit awards will vest on the basis of the recipient’s continuous service, subject to the terms of the 2012 Plan.

The foregoing description of these form award agreements is only a summary and is qualified in its entirety by reference to the copies of the agreements filed as Exhibits 10.10 and 10.11, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Amendment of Nonqualified Deferred Compensation Plans

In connection with the consummation of the Merger, Pentair, Inc. amended and restated the following nonqualified deferred compensation plans in which certain employees, including named executive officers of Pentair-Switzerland, are eligible to participate, to reflect the effect of the Merger: the Pentair, Inc. Non-Qualified Deferred Compensation Plan, the Pentair, Inc. Supplemental Executive Retirement Plan and the Pentair, Inc. Restoration Plan. Copies of these plans as amended and restated are filed as Exhibits 10.12, 10.13 and 10.14, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 3.03 above is incorporated by reference herein.

ITEM 5.05	Amendments to the Registrant’s Code of Ethics.

On May 19, 2012 the Pentair-Ireland board of directors adopted a code of conduct that applies to the directors, officers and employees of Pentair-Ireland. The code of conduct is filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

Exhibit	Description

3.1	Amended and Restated Articles of Association of Pentair plc.

4.1	Assumption and Accession Agreement, dated as of May 20, 2014, by Pentair Investments Switzerland GmbH and Pentair plc.

4.2	Fifth Supplemental Indenture, dated as of May 20, 2014, among Pentair, Inc., Pentair Ltd., Pentair Investments Switzerland GmbH, Pentair plc and Wells Fargo Bank, National Association, as trustee.

4.3	Sixth Supplemental Indenture, dated as of May 20, 2014, among Pentair Finance S.A., Pentair Ltd., Pentair Investments Switzerland GmbH, Pentair plc and Wells Fargo Bank, National Association, as trustee.

10.1	Pentair plc 2012 Stock and Incentive Plan, as amended and restated.

10.2	Pentair plc 2008 Omnibus Stock Incentive Plan, as amended and restated.

10.3	Pentair plc Omnibus Stock Incentive Plan, as amended and restated.

10.4	Pentair plc Outside Directors Nonqualified Stock Option Plan, as amended and restated.

10.5	Pentair plc Employee Stock Purchase and Bonus Plan, as amended and restated.

10.6	Pentair plc Compensation Plan for Non-Employee Directors, as amended and restated.

10.7	Form of Executive Officer Stock Option Grant Agreement.

10.8	Form of Executive Officer Restricted Stock Unit Grant Agreement.

10.9	Form of Executive Officer Performance Unit Grant Agreement.

10.10	Form of Non-Employee Director Stock Option Grant Agreement.

10.11	Form of Non-Employee Director Restricted Stock Unit Grant Agreement.

10.12	Pentair, Inc. Non-Qualified Deferred Compensation Plan effective January 1, 2009, as amended and restated.

10.13	Pentair, Inc. Supplemental Executive Retirement Plan effective January 1, 2009, as amended and restated.

10.14	Pentair, Inc. Restoration Plan effective January 1, 2009, as amended and restated.

10.15	Form of Deed of Indemnification for directors and executive officers of Pentair plc.

10.16	Form of Indemnification Agreement for directors and executive officers of Pentair plc.

14.1	Pentair plc Code of Conduct.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on May 20, 2014.

PENTAIR PLC
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Principal Executive Officer

PENTAIR PLC

Exhibit Index to Current Report on Form 8-K

Dated May 19, 2014

Exhibit Number	Description

3.1	Amended and Restated Articles of Association of Pentair plc.

4.1	Assumption and Accession Agreement, dated as of May 20, 2014, by Pentair Investments Switzerland GmbH and Pentair plc.

4.2	Fifth Supplemental Indenture, dated as of May 20, 2014, among Pentair, Inc., Pentair Ltd., Pentair Investments Switzerland GmbH, Pentair plc and Wells Fargo Bank, National Association, as trustee.

4.3	Sixth Supplemental Indenture, dated as of May 20, 2014, among Pentair Finance S.A., Pentair Ltd., Pentair Investments Switzerland GmbH, Pentair plc and Wells Fargo Bank, National Association, as trustee.

10.1	Pentair plc 2012 Stock and Incentive Plan, as amended and restated.

10.2	Pentair plc 2008 Omnibus Stock Incentive Plan, as amended and restated.

10.3	Pentair plc Omnibus Stock Incentive Plan, as amended and restated.

10.4	Pentair plc Outside Directors Nonqualified Stock Option Plan, as amended and restated.

10.5	Pentair plc Employee Stock Purchase and Bonus Plan, as amended and restated.

10.6	Pentair plc Compensation Plan for Non-Employee Directors, as amended and restated.

10.7	Form of Executive Officer Stock Option Grant Agreement.

10.8	Form of Executive Officer Restricted Stock Unit Grant Agreement.

10.9	Form of Executive Officer Performance Unit Grant Agreement.

10.10	Form of Non-Employee Director Stock Option Grant Agreement.

10.11	Form of Non-Employee Director Restricted Stock Unit Grant Agreement.

10.12	Pentair, Inc. Non-Qualified Deferred Compensation Plan effective January 1, 2009, as amended and restated.

10.13	Pentair, Inc. Supplemental Executive Retirement Plan effective January 1, 2009, as amended and restated.

10.14	Pentair, Inc. Restoration Plan effective January 1, 2009, as amended and restated.

10.15	Form of Deed of Indemnification for directors and executive officers of Pentair plc.

10.16	Form of Indemnification Agreement for directors and executive officers of Pentair plc.

14.1	Pentair plc Code of Conduct.